Exhibit 10.1

AWARD / CONTRACT	1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)			è	RATING DO-A7	PAGE of PAGES 1 34
2. CONTRACT (PROC. INST. IDENT.) NO.	3. EFFECTIVE DATE			4. REQUISITION / PURCHASE REQUEST / PROJECT NO.
FA8819-05-C-0018	25 Feb 2005			See Section G
5. ISSUED BY SMC/SYK		CODE	FA8819	6. ADMINISTERED BY (IF OTHER THAN ITEM 5)		CODE S2101A
SPACE & MISSILE SYSTEMS CENTER 2420 VELA WAY, SUITE 1467 EL SEGUNDO, CA 90245-4659 AMY S. ESPARZA 310 416-1636 amy.esparza1@losangeles.af.mil				DCMA Maryland 217 East Redwood St, Ste 1800 Baltimore, MD 21202-5299 gtd@dcma.mil
SCD: C PAS: (NONE)

7. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, CITY, COUNTY, STATE AND ZIP CODE)		8. DELIVERY
Integral Systems Inc		☐ FOB Origin ☒ Other (see below)
5000 Philadelphia Way, Suite A		9. DISCOUNT FOR PROMPT PAYMENT
Lanham, MD 20706-4417 (301) 731-4233		N
		10. SUBMIT INVOICES (4 COPIES UNLESS OTHERWISE SPECIFIED) TO	ITEM See Block
CAGE CODE 8V681	FACILITY CODE	THE ADDRESS SHOWN IN è	12

11. SHIP TO / MARK FOR See Section F	CODE	12. PAYMENT WILL BE MADE BY	CODE HQ0338
DFAS Columbus Center DFAS-CO/South Entitlements Ops P O Box 182264 Columbus OH 43218-2264

EFT: T

13. AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION 10 U.S.C. 2304(c)(6)		14. ACCOUNTING AND APPROPRIATION DATA

15A. ITEM NO See Section B	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	15G. TOTAL AMOUNT OF CONTRACT		è		$23,776,375

16. Table of Contents
	SEC	DESCRIPTION	PAGE(S)		SEC	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
✓	A	SOLICITATION/CONTRACT FORM	1	✓	I	CONTRACT CLAUSES	29
✓	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2	PART III - LIST OF DOCUMENTS, EXHIBITS & ATTACHMENTS
✓	C	DESCRIPTION/SPECS./WORK STATEMENT	14	✓	J	LIST OF ATTACHMENTS	34
✓	D	PACKAGING AND MARKING	15	PART IV - REPRESENTATIONS AND INSTRUCTIONS
✓	E	INSPECTION AND ACCEPTANCE	16		K	REPRESENTATIONS, CERTIFICATIONS
✓	F	DELIVERIES OR PERFORMANCE	17			OTHER STATEMENTS OF OFFERORS
✓	G	CONTRACT ADMINISTRATION DATA	19		L	INSTRS., CONDS., AND NOTICES TO
✓	H	SPECIAL CONTRACT REQUIREMENTS	21		M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17.	☒ Contractor’s Negotiated Agreement	18.	☐ Award (Contractor is not required to sign this document).
(Contractor is required to sign this document and return 1 copies to issuing office).
Contractor agrees to furnish and deliver all items or perform all services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b)
the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments
are listed herein.)			Your offer on solicitation number including the additions or changes made by you which additions or changes set forth in full above, is hereby accepted as to items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)		20A. NAME OF CONTRACTING OFFICER
Thomas L. Gough, President and COO		Cathy Purnell

19B. Name of Contractor Integral Systems, Inc.	19C. Date Signed	20B. United States of America	20C. Date Signed

by	/s/ Thomas L. Gough	27 January 2005	by	/s/ Cathy Purnell	25 Feb 05
	(signature of person authorized to sign)			(signature of Contracting Officer)

NSN 7540-01-152-8069	STANDARD FORM 26 (Rev 4-85)
Previous Editions unusable	Prescribed by GSA FAR (48 CFR) 53.214(a)
ConWrite Version 6.3.2	Created 21 Jan 2005 1:32 PM

PART I - THE SCHEDULE

SECTION B - DESCRIPTION/SPECS./WORK STATEMENT

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount

0001		1	NSP
		Lot	NSP
	Noun:	DATA AND REPORTS
	NSN:	N - Not Applicable
	DD1423 is Exhibit:	A
	Contract type:	R - COST PLUS AWARD FEE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
The contractor shall submit data and reports in accordance with Exhibit A, Contract Data Requirements List dated 19 Nov 2004.

0100		1	EST $23,776,375.00
		Lot	EST $23,776,375.00
	Noun:	RAIDRS SPIRAL 1 (RS-1) DEVELOPMENT THROUGH RAA (REQUIRED ASSETS AVAILABLE)
	ACRN:	9
	NSN:	N - Not Applicable
	Contract type:	R - COST PLUS AWARD FEE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
The Contractor shall provide all supplies and services to develop and deliver a Rapid Attack Identification, Detection, and Report System (RAIDRS) Spiral 1 through Required Assets Available (RAA) in accordance with Attachment 1, Statement of Objectives, dated 11 Jan 2005, 10 pages, Attachment 2, Contractor Statement of Work, dated 28 January 2005, Section 4; Attachment 3, Technical Requirements Document (TRD), dated 24 November 2004, and Attachment 4, Integrated Master Plan, dated 27 January 2005.
(3600 funds)

010001
	Noun:	Funding Info Only
	ACRN:	AA $4,000,000.00
	PR/MIPR:	F2TS1A5041B001	$4,000,000.00
Descriptive Data:
InfoCLIN 010001 is established for CLIN0100 funding purposes only.

Total funding is $4,000,000.00

FY05 3600 funds.

SECTION C FA8819-05-C-0018

PART I - THE SCHEDULE

SECTION B - DESCRIPTION/SPECS./WORK STATEMENT

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount

0101	OPTION CLIN

	Noun:	TRAINING SYSTEM
	NSN:	N - Not Applicable
	Contract type:	R - COST PLUS AWARD FEE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
The Contractor shall provide all supplies and services to develop and deliver a Rapid Attack Identification, Detection, and Report System (RAIDRS) Spiral 1 Training System in accordance Attachment 1, Statement of Objectives, dated 11 Jan 2005, 10 pages, Attachment 2, Contractor Statement of Work, dated 27 January 2005, Section 11; Attachment 3, Technical Requirements Document (TRD), dated 24 November 2005, and Attachment 4, Integrated Master Plan, dated 27 January 2005.
(3600 funds)

Estimated Cost: $ [***]

0200	OPTION CLIN

	Noun:	RAIDRS SPIRAL 1 INTEGRATION (RAA TO FOC)
	NSN:	N - Not Applicable
	Contract type:	R - COST PLUS AWARD FEE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
The Contractor shall provide all supplies and services to integrate Rapid Attack Identification, Detection, and Report System (RAIDRS) Spiral 1 as specified in Attachment 1, Statement of Objectives, dated 11 Jan 2005, 10 pages, Attachment 2, Contractor Statement of Work, dated 28 January 2005, Section 5; Attachment 3, Technical Requirements Document (TRD), dated 24 November 2004, and Attachment 4, Integrated Master Plan, dated 27 January 2005.
(3600 funds)

Estimated Cost: $ [***]

SECTION C FA8819-05-C-0018

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

PART I - THE SCHEDULE

SECTION B - DESCRIPTION/SPECS./WORK STATEMENT

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount

0300	OPTION CLIN

	Noun:	IDS FIXED YR 1
	NSN:	N - Not Applicable
	Contract type:	R - COST PLUS AWARD FEE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
The Contractor shall provide all supplies and services to deliver a Full Operational Capability (FOC) for Rapid Attack Identification, Detection, and Report System (RAIDRS) Spiral 1 in accordance with Attachment 1, Statement of Objectives, dated 11 Jan 2005, 10 pages, Attachment 2, Contractor Statement of Work, dated 28 January 2005, Section 6; Attachment 3, Technical Requirements Document (TRD), dated 24 November 2004, and Attachment 4, Integrated Master Plan, dated 27 January 2005.
(3080 funds)

Estimated Cost $ [***]

0301	OPTION CLIN

	Noun:	IDS DEPLOYABLE YR 1
	NSN:	N - Not Applicable
	Contract type:	R - COST PLUS AWARD FEE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
The Contractor shall provide all supplies and services to deliver a Full Operational Capability (FOC) for Rapid Attack Identification, Detection, and Report System (RAIDRS) Spiral 1 in accordance with Attachment 1, Statement of Objectives, dated 11 Jan 2005, 10 pages, Attachment 2, Contractor Statement of Work, dated 28 January 2005, Section 6; Attachment 3, Technical Requirements Document (TRD), dated 24 November 2004, and Attachment 4, Integrated Master Plan, dated 27 January 2005.
(3080 funds)

Estimated Cost $ [***]

SECTION C FA8819-05-C-0018

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

PART I - THE SCHEDULE

SECTION B - DESCRIPTION/SPECS./WORK STATEMENT

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount

0302	OPTION CLIN

	Noun:	GLS FIXED YR 1
	NSN:	N - Not Applicable
	Contract type:	R - COST PLUS AWARD FEE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
The Contractor shall provide all supplies and services to deliver a Full Operational Capability (FOC) for Rapid Attack Identification, Detection, and Report System (RAIDRS) Spiral 1 in accordance with Attachment 1, Statement of Objectives, dated 11 Jan 2005, 10 pages, Attachment 2, Contractor Statement of Work, dated 28 January 2005, Section 6; Attachment 3, Technical Requirements Document (TRD), dated 24 November 2004, and Attachment 4, Integrated Master Plan, dated 27 January 2005.
(3080 funds)

Estimated Cost $ [***]

0304	OPTION CLIN

	Noun:	IDS FIXED YR 2
	NSN:	N - Not Applicable
	Contract type:	R - COST PLUS AWARD FEE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
The Contractor shall provide all supplies and services to deliver a Full Operational Capability (FOC) for Rapid Attack Identification, Detection, and Report System (RAIDRS) Spiral 1 in accordance with Attachment 1, Statement of Objectives, dated 11 Jan 2005, 10 pages, Attachment 2, Contractor Statement of Work, dated 28 January 2005, Section 6; Attachment 3, Technical Requirements Document (TRD), dated 24 November 2004, and Attachment 4, Integrated Master Plan, dated 27 January 2005.
(3080 funds)

Estimated Cost $ [***]

SECTION C FA8819-05-C-0018

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

PART I - THE SCHEDULE

SECTION B - DESCRIPTION/SPECS./WORK STATEMENT

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount

0306	OPTION CLIN

	Noun:	GLS FIXED YR 2
	NSN:	N - Not Applicable
	Contract type:	R - COST PLUS AWARD FEE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
The Contractor shall provide all supplies and services to deliver a Full Operational Capability (FOC) for Rapid Attack Identification, Detection, and Report System (RAIDRS) Spiral 1 in accordance with Attachment 1, Statement of Objectives, dated 11 Jan 2005, 10 pages, Attachment 2, Contractor Statement of Work, dated 28 January 2005, Section 6; Attachment 3, Technical Requirements Document (TRD), dated 24 November 2004, and Attachment 4, Integrated Master Plan, dated 27 January 2005.
(3080 funds)

Estimated Cost $ [***]

0307	OPTION CLIN

	Noun:	GLS DEPLOYABLE YR 2
	NSN:	N - Not Applicable
	Contract type:	R - COST PLUS AWARD FEE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
The Contractor shall provide all supplies and services to deliver a Full Operational Capability (FOC) for Rapid Attack Identification, Detection, and Report System (RAIDRS) Spiral 1 in accordance with Attachment 1, Statement of Objectives, dated 11 Jan 2005, 10 pages, Attachment 2, Contractor Statement of Work, dated 28 January 2005, Section 6; Attachment 3, Technical Requirements Document (TRD), dated 24 November 2004, and Attachment 4, Integrated Master Plan, dated 27 January 2005.
(3080 funds)

Estimated Cost $ [***]

SECTION C FA8819-05-C-0018

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

PART I - THE SCHEDULE

SECTION B - DESCRIPTION/SPECS./WORK STATEMENT

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount

0308	OPTION CLIN

	Noun:	IDS FIXED YR 3
	NSN:	N - Not Applicable
	Contract type:	R - COST PLUS AWARD FEE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
The Contractor shall provide all supplies and services to deliver a Full Operational Capability (FOC) for Rapid Attack Identification, Detection, and Report System (RAIDRS) Spiral 1 in accordance with Attachment 1, Statement of Objectives, dated 11 Jan 2005, 10 pages, Attachment 2, Contractor Statement of Work, dated 28 January 2005, Section 6; Attachment 3, Technical Requirements Document (TRD), dated 24 November 2004, and Attachment 4, Integrated Master Plan, dated 27 January 2005.
(3080 funds)

Estimated Cost $ [***]

0310	OPTION CLIN

	Noun:	GLS FIXED YR 3
	NSN:	N - Not Applicable
	Contract type:	R - COST PLUS AWARD FEE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
The Contractor shall provide all supplies and services to deliver a Full Operational Capability (FOC) for Rapid Attack Identification, Detection, and Report System (RAIDRS) Spiral 1 in accordance with Attachment 1, Statement of Objectives, dated 11 Jan 2005, 10 pages, Attachment 2, Contractor Statement of Work, dated 28 January 2005, Section 6; Attachment 3, Technical Requirements Document (TRD), dated 24 November 2004, and Attachment 4, Integrated Master Plan, dated 27 January 2005.
(3080 funds)

Estimated Cost $ [***]

SECTION C FA8819-05-C-0018

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

PART I - THE SCHEDULE

SECTION B - DESCRIPTION/SPECS./WORK STATEMENT

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount

0311	OPTION CLIN

	Noun:	GLS DEPLOYABLE YR 3
	NSN:	N - Not Applicable
	Contract type:	R - COST PLUS AWARD FEE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
The Contractor shall provide all supplies and services to deliver a Full Operational Capability (FOC) for Rapid Attack Identification, Detection, and Report System (RAIDRS) Spiral 1 in accordance with Attachment 1, Statement of Objectives, dated 11 Jan 2005, 10 pages, Attachment 2, Contractor Statement of Work, dated 28 January 2005, Section 6; Attachment 3, Technical Requirements Document (TRD), dated 24 November 2004, and Attachment 4, Integrated Master Plan, dated 27 January 2005.
(3080 funds)

Estimated Cost $ [***]

0400	OPTION CLIN

	Noun:	INTERIM CONTRACTOR LOGISTIC SUPPORT
	NSN:	N - Not Applicable
	Contract type:	R - COST PLUS AWARD FEE
	Inspection:	SOURCE
	Acceptance:	SOURCE
	FOB:	SOURCE
Descriptive Data:
The Contractor shall provide all supplies and services to deliver level of effort support, as defined in SMC — H009 Definition of Labor Hour and SMC — H010 Option to Acquire Hours, to sustain the Rapid Attack Identification, Detection, and Report System (RAIDRS) Spiral 1 in accordance with Attachment 1, Statement of Objectives, dated 11 Jan 2005, 10 pages, Attachment 2, Contractor Statement of Work, dated 27 Jan 2005, Section 7; Attachment 3, Technical Requirements Document (TRD), dated 24 November 2005, and Attachment 4, Integrated Master Plan, dated 27 January 2005.
(3600 funds)

	Total hours authorized:	**
	Estimated Cost/Hour:	$**
	Award Fee Pool/Hour:	$**

** Contracting Officer shall insert when exercising option

SECTION C FA8819-05-C-0018

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

PART I - THE SCHEDULE

SECTION B - DESCRIPTION/SPECS./WORK STATEMENT

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount

0401	OPTION CLIN
	Noun:	CONTRACTOR LOGISTIC SUPPORT - YEAR 1
	NSN:	N - Not Applicable
	Contract type:	R - COST PLUS AWARD FEE
	Inspection:	SOURCE
	Acceptance:	SOURCE
	FOB:	SOURCE
Descriptive Data:
The Contractor shall provide all supplies and services to deliver level of effort support, as defined in SMC — H009 Definition of Labor Hour and SMC — H010 Option to Acquire Hours, to sustain the Rapid Attack Identification, Detection, and Report System (RAIDRS) Spiral 1 in accordance with Attachment 1, Statement of Objectives, dated 11 Jan 2005, 10 pages, Attachment 2, Contractor Statement of Work, dated 27 January 2005, Section 7; Attachment 3, Technical Requirements Document (TRD), dated 24 November 2005, and Attachment 4, Integrated Master Plan, dated 27 January 2005.
(3400 funds)

	Total hours authorized:	**
	Estimated Cost/Hour:	$**
	Award Fee Pool/Hour:	$**

** Contracting Officer shall insert when exercising option

0402	OPTION CLIN

	Noun:	CONTRACTOR LOGISTIC SUPPORT - YEAR 2
	NSN:	N - Not Applicable
	DD1423 is Exhibit:	A
	Contract type:	R - COST PLUS AWARD FEE
	Inspection:	SOURCE
	Acceptance:	SOURCE
	FOB:	SOURCE
Descriptive Data:
The Contractor shall provide all supplies and services to deliver level of effort support, as defined in SMC — H009 Definition of Labor Hour and SMC — H010 Option to Acquire Hours, to sustain the Rapid Attack Identification, Detection, and Report System (RAIDRS) Spiral 1 in accordance with Attachment 1, Statement of Objectives, dated 11 Jan 2005, 10 pages, Attachment 2, Contractor Statement of Work, dated 27 January 2005, paragraph(s) (*); Attachment 3, Technical Requirements Document (TRD), dated 24 November 2004, and Attachment 4, Integrated Master Plan, dated 27 January 2005.
(3400 funds)

	Total hours authorized:	**
	Estimated Cost/Hour:	$**
	Award Fee Pool/Hour:	$**

** Contracting Officer shall insert when exercising option

SECTION C FA8819-05-C-0018

PART I - THE SCHEDULE

SECTION B - DESCRIPTION/SPECS./WORK STATEMENT

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
0500	OPTION CLIN

	Noun:	RAIDRS SPIRAL 1 OPERATIONS SUPPORT - YEAR 1
	NSN:	N - Not Applicable
	DD1423 is Exhibit:	A
	Contract type:	R - COST PLUS AWARD FEE
	Inspection:	SOURCE
	Acceptance:	SOURCE
	FOB:	SOURCE
Descriptive Data:
The Contractor shall provide all supplies and services to deliver level of effort support, as defined in SMC — H009 Definition of Labor Hour and SMC — H010 Option to Acquire Hours, to sustain the Rapid Attack Identification, Detection, and Report System (RAIDRS) Spiral 1 in accordance with Attachment 1, Statement of Objectives, dated 11 Jan 2005, 10 pages, Attachment 2, Contractor Statement of Work, dated 27 January 2005, Section 8; Attachment 3, Technical Requirements Document (TRD), dated 24 November 2004, and Attachment 4, Integrated Master Plan, dated 27 January 2005.
(3400 funds)

	Total hours authorized:	**
	Estimated Cost/Hour:	$**
	Award Fee Pool/Hour:	$**

** Contracting Officer shall insert when exercising option

0501	OPTION CLIN

	Noun:	RAIDRS SPIRAL 1 OPERATIONS SUPPORT - YEAR 2
	NSN:	N - Not Applicable
	DD1423 is Exhibit:	A
	Contract type:	R - COST PLUS AWARD FEE
	Inspection:	SOURCE
	Acceptance:	SOURCE
	FOB:	SOURCE
Descriptive Data:
The Contractor shall provide all supplies and services to deliver level of effort support, as defined in SMC — H009 Definition of Labor Hour and SMC — H010 Option to Acquire Hours, to sustain the Rapid Attack Identification, Detection, and Report System (RAIDRS) Spiral 1 in accordance with Attachment 1, Statement of Objectives, dated 11 Jan 2005, 10 pages, Attachment 2, Contractor Statement of Work, dated 27 January 2005, Section 8; Attachment 3, Technical Requirements Document (TRD), dated 24 November 2005, and Attachment 4, Integrated Master Plan, dated 27 January 2005.
(3400 funds)

	Total hours authorized:	**
	Estimated Cost/Hour:	$**
	Award Fee Pool/Hour:	$**

** Contracting Officer shall insert when exercising option

SECTION C FA8819-05-C0018

PART I - THE SCHEDULE

SECTION B - DESCRIPTION/SPECS./WORK STATEMENT

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount

0502	OPTION CLIN

	Noun:	RAIDRS SPIRAL 1 OPERATIONS SUPPORT - YEAR 3
	NSN:	N - Not Applicable
	DD1423 is Exhibit:	A
	Contract type:	R - COST PLUS AWARD FEE
	Inspection:	SOURCE
	Acceptance:	SOURCE
	FOB:	SOURCE
Descriptive Data:
The Contractor shall provide all supplies and services to deliver level of effort support, as defined in SMC — H009 Definition of Labor Hour and SMC — H010 Option to Acquire Hours, to sustain the Rapid Attack Identification, Detection, and Report System (RAIDRS) Spiral 1 in accordance with Attachment 1, Statement of Objectives, dated 11 Jan 2005, 10 pages, Attachment 2, Contractor Statement of Work, dated 27 January 2005, Section 8; Attachment 3, Technical Requirements Document (TRD), dated 24 November 2005, and Attachment 4, Integrated Master Plan, dated 27 January 2005.
(3400 funds)

	Total hours authorized:	**
	Estimated Cost/Hour:	$**
	Award Fee Pool/Hour:	$**

** Contracting Officer shall insert when exercising option

0600	OPTION CLIN

	Noun:	SPECIAL STUDIES
	NSN:	N - Not Applicable
	DD1423 is Exhibit:	A
	Contract type:	U - COST PLUS FIXED FEE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
The Contractor shall provide all supplies and services to deliver level of effort studies support, as defined in SMC —H011 Special Studies, for the Rapid Attack Identification, Detection, and Report System (RAIDRS) Spiral 1 in accordance with Attachment 1, Statement of Objectives, dated 11 Jan 2005, 10 pages and Attachment 2, Contractor Statement of Work, dated 27 January 2005, Section 9.
(3600 funds)

	Total hours authorized:	**
	Estimated Cost/hour	$ **
	Fixed Feel/hour:	$ **

** Contracting Officer shall insert when exercising option

SECTION C FA8819-05-C-0018

PART I - THE SCHEDULE

SECTION B - DESCRIPTION/SPECS./WORK STATEMENT

ITEM	SUPPLIES OR SERVICES	Qty Purch Unit	Unit Price Total Item Amount
0700	OPTION CLIN

	Noun:	DATA AND REPORTS
	NSN:	N - Not Applicable
	Contract type:	R - COST PLUS AWARD FEE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
The contractor shall submit data and reports in accordance with Exhibit B, Contract Data Requirements List dated 11 January 2005.

Estimated Cost: $[***]
0900		1	$0.00
		Lot	$0.00
	Noun:	AWARD FEE
	ACRN:	9
	NSN:	N - Not Applicable
	Contract type:	R - COST PLUS AWARD FEE
	Inspection:	DESTINATION
	Acceptance:	DESTINATION
	FOB:	DESTINATION
Descriptive Data:
This CLIN is for payment of award fee earned. The contractor earns award fee in accordance with the Award Fee clause and the Award Fee Plan, Attachment 6. The funding obligations for award fee earned will be set forth in the InfoSublines below.

SECTION C FA8819-05-C-0018

[***]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

PART I - THE SCHEDULE

SECTION B - DESCRIPTION/SPECS./WORK STATEMENT

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

B038 CONTRACT TYPE: COST-PLUS-AWARD-FEE (FEB 1997) (TAILORED)

Contractor shall be reimbursed for performance of this contract in accordance with the contract clauses and the following additional terms:

(a) The total estimated cost of performance (applies to CLINs 0100) is $23,776,375

(b) The award fee earned for performance from inception of contract through the last complete evaluation period has been determined to be *$0.

(c) The total cost plus earned award fee of the contract is (a+b) is $23,776,375

*Paragraph b will be completed as award fee is earned.

Applies to Cost-Plus-Award-Fee CLINs only.

B049 OPTIONS (APR 2000)

The Government may require performance of the work required by CLIN(s) Described in Attachment 10. The Contracting Officer shall provide written notice of intent to exercise this option to the Contractor on or before 30 days prior to start of period of performance of subject option CLIN to be exercised, as set forth in Attachment 10. If the Government exercises this option(s) by exercise dates set forth in Attachment 10, the Contractor shall perform at the estimated cost and fee, if applicable, set forth as follows:

See Attachment 10

B054 IMPLEMENTATION OF LIMITATION OF FUNDS (FEB 2003) (TAILORED)

(a) The sum allotted to this contract and available for payment of costs under CLINs (0100) through Date to be inserted at time of funding obligation in accordance with the clause in Section I entitled “Limitation of Funds” is ($4,000,000).

(b) In addition to the amount allotted under the “Limitation of Funds” clause, the additional amount of ($**) is obligated for payment of fixed fee for work completed under CLINs (0600).

**	To be inserted by Contracting Officer at time of award/obligation.

B058 PAYMENT OF FEE (CPFF) (FEB 2003) (TAILORED)

B058 PAYMENT OF FEE (CPFF) (FEB 2003)

The estimated cost and fee for Option CLIN 0600 are shown below. The applicable fixed fee set forth below may be increased or decreased in accordance with SMC-H011 by modification of the contract. As determined by the contracting officer, it shall be paid as it accrues, in regular installments based upon the percentage of completion of work (or the expiration of the agreed-upon period(s) for term contracts).

Estimated Cost **

Fee **

**	To be inserted by the contracting officer upon exercise of option

Applies to Cost-Plus-Fixed-Fee CLINs only.

SECTION C FA8819-05-C-0018

PART I - THE SCHEDULE

SECTION C - DESCRIPTION/SPECS./WORK STATEMENT

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

C001 WORK DESCRIPTION/SPECIFICATION (MAY 1997) (TAILORED)

Work called for by the contract line items specified in SECTION B shall be performed in accordance with the following:

DOCUMENT TITLE	INCORPORATED BY ATTACHMENT/SECTION J
Statement of Objectives	Attachment 1
Contractor’s Statement of Work	Attachment 2

C002 REFERENCE TO SPECIFIC PARAGRAPHS OF THE STATEMENT OF WORK (MAY 1997)

Reference to specific paragraphs of the Statement of Work (SOW) indicates only where the CLIN/SubCLIN requirement is principally described and does not absolve the Contractor from the requirement to comply with the contractual provisions applicable to those CLINs/SubCLINs.

SECTION C FA8819-05-C-0018

PART I - THE SCHEDULE

SECTION D - PACKING AND MARKING

NO CLAUSES OR PROVISIONS IN THIS SECTION

SECTION D FA8819-05-C-0018

PART I - THE SCHEDULE

SECTION E - INSPECTION AND ACCEPTANCE

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

A. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.246-03	INSPECTION OF SUPPLIES — COST-REIMBURSEMENT (MAY 2001)
52.246-05	INSPECTION OF SERVICES — COST-REIMBURSEMENT (APR 1984)
52.246-08	INSPECTION OF RESEARCH AND DEVELOPMENT — COST-REIMBURSEMENT (MAY 2001)

B. DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT (MAR 2003)

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

E001 REQUIREMENTS FOR DATA ACCEPTANCE (FINAL DD FORM 250) (MAY 1997)

The Contractor shall prepare and submit a final DD Form 250 on a one-time basis collectively accounting for all completed Exhibit Line/Subline Items which called for submission of the data by letter of transmittal. The DD Form 250 shall include a list and an account of all data submitted by letter of transmittal and approved by the Government during the reporting period.

E006 RECEIVING REPORT (DD FORM 250) MAILING ADDRESS (APR 1998)

(a) Submit original DD Form(s) 250 for all items deliverable under this contract (e.g. hardware, software, exhibit line items, status reports, services, etc.) to the following address:

See Block 6 of SF26

(b) In addition, a copy of the DD Form 250 shall accompany each shipment for all deliverable items. Shipment addresses are specified in Section F of the schedule and/or on the Contract Data Requirements List.

(c) PROCESSING STATUS. Any inquiry as to the processing status of a DD Form 250 should be made to the following office:

See Block 6 of SF26

SECTION E FA8819-05-C-0018

PART I - THE SCHEDULE

SECTION F - DELIVERIES OR PERFORMANCE

ITEM	SUPPLIES SCHEDULE DATA	QTY	SHIP TO	MARK FOR	TRANS PRI	DATE
0001		1	U			ASREQ

	Noun:	DATA AND REPORTS
	ACRN:	U

0100		1	U	U		31 March 2007

	Noun:	RAIDRS SPIRAL 1 (RS-1) DEVELOPMENT THROUGH RAA (REQUIRED ASSETS AVAILABLE)
	ACRN:	9

0900		1	U			ASREQ

	Noun:	AWARD FEE
	ACRN:	9

SECTION F FA8819-05-C-0018

PART I - THE SCHEDULE

SECTION G - CONTRACT ADMINISTRATION DATA

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.242-15	STOP-WORK ORDER (AUG 1989) - ALTERNATE I (APR 1984)
52.247-34	F.O.B. DESTINATION (NOV 1991)

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

F002 PERIOD OF PERFORMANCE (FEB 1997) (TAILORED)

Period of performance under this contract shall be from contract award through 31 March 2007.

SECTION G FA8819-05-C-0018

PART I - THE SCHEDULE

SECTION G - CONTRACT ADMINISTRATION DATA

ACRN	Appropriation/Lmt Subhead/Supplemental Accounting Data	Obligation Amount
AA		$4,000,000.00
	57 3600 295 ETLA 65A003 000000 04004 64421F 503000 F0300
	Funding breakdown: On CLIN 010001: $4,000,000.00
	PR/MIPR: F2TS1A5041B001 $4,000,000.00
	Descriptive data:
	BASIC AWARD: ACRN AA is established with an amount of $4,000,000.
	BASIC AWARD: InforCLIN 010001 is established with an amount of $4,000,000.
	BASIC AWARD: Funded with PR: F2TS1A5041B001, basic/complete, dated 9 Feb 2005.

SECTION G FA8819-05-C-0018

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SECTION G - CONTRACT ADMINISTRATION DATA

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

G006 INVOICE AND PAYMENT - COST REIMBURSEMENT (FEB 1997)

Invoices (or public vouchers), supported by a statement of cost for performance under this contract, shall be submitted to the cognizant Defense Contract Audit Agency (DCAA) office. Under the provisions of DFARS 242.803(b), the DCAA auditor, is designated as the authorized representative of the contracting officer (CO) for examining vouchers received directly from the contractor.

G014 IMPLEMENTATION OF PATENT RIGHTS CLAUSE (SEP 1999)

All documents and information required by the patent rights and/or patent reporting clauses set forth in Section I of this contract shall be submitted to the Administrative Contracting Officer and to

SMC/JAQ

2420 Vela Way, Suite 1467

El Segundo, CA 90245-4659

The SMC/JAQ patent administrator can be reached at 310-363-6744

This notice also constitutes a request (see FAR 52.227-12(f)(10) or DFARS 252.227-7039(c), as applicable) for submission of a copy of the patent application, when filed, along with the patent application serial number, filing date, subsequent U.S. patent number and issue date, as received.

G015 IMPLEMENTATION OF TAXPAYER IDENTIFICATION NUMBER (APR 1998) (TAILORED)

In accordance with FAR 52.204-03, Taxpayer Identification Number is 52-1267968

SMC—G016 CONTRACTOR’S REMITTANCE ADDRESS (OCT 2004)

If the remittance address is different from the mailing address, enter the remittance address below. Failure to provide this information may impact receipt of payment.

Integral Systems, Inc.

P.O. Box 80126

Baltimore, MD 21280-0126

SMC—G017 PAYMENT, VERIFICATION OF LABOR HOURS (OCT 2004)

(a) To support payment of work performed under Section B, Option CLINs (0400, 0401, 0402, 0500, 0501, 0502 and 0600), the invoices submitted therefore shall contain a certificate by the contractor stating that the labor hours indicated therein were the actual number of labor hours expended during the period for which the invoices were submitted.

(b) Upon completion of the performance of the work called for in Section B, Option CLINs (0400, 0401, 0402, 0500, 0501, 0502 and 0600), the contracting officer or his duly authorized representative shall have the right to examin the contractor’s records for the purpose of verifying the number and category of labor hours utilized in the performance of the work hereunder.

SECTION G FA8819-05-C-0018

PART I - THE SCHEDULE

SECTION H - SPECIAL CONTRACT REQUIRMENTS

NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

OTHER CONTRACT CLAUSES IN FULL TEXT

H001 OPTIONS (MAY 1997) (TAILORED)

The Government reserves the right to exercise the options identified in Section B subject to the stated conditions. In the event an option is exercised, the affected sections of the contract, e.g., Section B, Section F, Section G, etc., will be modified as appropriate. Additionally, the Award Fee Plan, Attachment 6, will be modified to incorporate adjustments in award fee pools in accordance with Attachment 10, B049 Options Tables.

H025 INCORPORATION OF SECTION K (OCT 1998)

Section K of the solicitation is hereby incorporated by reference.

H029 IMPLEMENTATION OF DISCLOSURE OF INFORMATION (OCT 1997) (TAILORED)

In order to comply with DFARS 252.204-7000, Disclosure of Information, the following copies of the information to be released are required at least 45 days prior to the scheduled release date:

(a) 1 copy to: Contracting Officer, 2420 Vela Way, Suite 1467-A5, El Segundo, CA 90245

(b) 1 copy to: RAIDRS Program Manager, 2420 Vela Way, Suite 1467-A5, El Segundo, CA 90245

(c) 1 copy to: RAIDRS Program Security Officer, 2420 Vela Way, Suite 1467-A5, El Segundo, CA 90245

H040 ASSOCIATE CONTRACTOR AGREEMENTS (FEB 2003)

(a) The Contractor shall enter into Associate Contractor Agreements (ACA) for any portion of the contract requiring joint participation in the accomplishment of the Government’s requirement. The agreements shall include the basis for sharing information, data, technical knowledge, expertise, and/or resources essential to the integration of the RAIDRS which shall ensure the greatest degree of cooperation for the development of the program to meet the terms of the contract. Associate Contractors are listed in (h) below.

(b) ACAs shall include the following general information:

(1) Identify the associate contractors and their relationships.

(2) Identify the program involved and the relevant Government contracts of the associate Contractors.

(3) Describe the associate contractor interfaces by general subject matter.

(4) Specify the categories of information to be exchanged or support to be provided.

(5) Include the expiration date (or event) of the ACA.

(6) Identify potential conflicts between relevant Government contracts and the ACA; include agreements on protection of proprietary data and restrictions on employees.

SECTION H FA8819-05-C-0018

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SECTION H - SPECIAL CONTRACT REQUIREMENTS

(c) A copy of such agreement shall be provided to the Contracting Officer for review before execution of the document by the cooperating contractors.

(d) Nothing in the foregoing shall affect compliance with the requirements of the clause at 5352.209-9002, Organizational Conflict of Interest.

(e) The Contractor is not relieved of any contract requirements or entitled to any adjustments to the contract terms because of a failure to resolve a disagreement with an associate contractor.

(f) Liability for the improper disclosure of any proprietary data contained in or referenced by any agreement shall rest with the parties to the agreement, and not the Government.

(g) All costs associated with the agreements are included in the negotiated cost of this contract. Agreements may be amended as required by the Government during the performance of this contract.

(h) The following contractors are associate contractors with whom agreements are required:

CONTRACTOR	ADDRESS	PROGRAM/CONTRACT

Northrop Grumman Mission System, Redondo Beach, CA — MAPIC

H087 GOVERNMENT- FURNISHED PROPERTY (GFP) (FEB 2003) (TAILORED)

Pursuant to the Government Property clause herein, the Government shall furnish the item(s) of property listed in Attachment 9, Government-Furnished Property (GFP) to the Contractor, f.o.b. origin, for use in performance of this contract. Upon completion of the contract, the Contractor shall obtain disposition instructions from the Government Property Administrator of the activity having responsibility for administration of the contract.

ITEM NR	NSN	NOUN	PART NO	QTY	DELIVERY DATE

See Attachment 9

H089 TECHNOLOGY INSERTION (IT RESOURCES) (JUL 2003) (TAILORED)

(a) As changes in technology occur, the Contractor shall propose substitution of new products/items for inclusion in this contract. These items include hardware, software, and services developed by, marketed by, or otherwise available from the Contractor. The proposed items should provide at least equivalent performance with economic benefits or enhanced performance. At the same time as technology escrow deposits are required, in accordance with SMC—H008, the contractor shall either submit such a proposal or inform the contracting officer that no new items meet the above criteria.

(b) The Contractor shall provide price and performance data to support an improvement in performance and/or price. If necessary for evaluation by the Government, the Contractor shall provide a demonstration of the proposed items. Should the Government decide that the proposed item(s) should be included in the contract, an equitable price adjustment will be negotiated and the proposed item(s) shall be added to the contract by bilateral modification under the authority of this clause.

H090 ADVANCE CHANGE ADJUSTMENT AGREEMENTS (JUL 2003)

(a) Purpose. This clause establishes a procedure by which the parties agree to change this contract per the Changes clause of this contract without an equitable adjustment to the contract price. The parties agree that each change not exceeding $50,000.00, which also does not affect the contract delivery or performance schedules or any other contract clause, term or condition shall be a change having no effect on the contract price. For cost contracts, there will be no fee adjustment for each change not exceeding $50,000.00 which does not affect contract delivery or performance, or any contract provision.

SECTION H FA8819-05-C-0018

PART I - THE SCHEDULE

SECTION H - SPECIAL CONTRACT REQUIREMENTS

(b) Procedure. When it is proposed to make a change under the Changes clause and both parties agree that such a change shall require no equitable adjustment as contemplated by paragraph (a) of this clause, the Contractor shall submit a written proposal or offer to accomplish the proposed change without an equitable adjustment. If the Contracting Officer determines no adjustment is necessary, the Contractor’s proposal may be accepted by issuing a unilateral modification using an SF Form 30, Amendment of Solicitation/Modification of Contract. The modification shall (1) be issued under the Changes clause; (2) cite this clause; (3) reference the Contractor’s proposal or offer; and (4) direct the changes to be made. The issuance of the modification shall constitute acceptance of the Contractor’s proposal or offer, shall be binding on both parties, and shall be a full, complete and final settlement for the directed changes.

SMC—H001 ENABLING CLAUSE FOR GENERAL SYSTEMS ENGINEERING AND INTEGRATION (AUG 2004)

(a) This contract covers part of the Rapid Attack, Identification, and Detection Reporting System (RAIDRS) program which is under the general program management of SMC. The Air Force has entered into a contract with The Aerospace Corporation for the services of a technical group which will support the DoD program office by performing General Systems Engineering and Integration.

(b) General Systems Engineering and Integration (GSE&I) deals with overall system definition; integration both within the system and with associated systems; analysis of system segment and subsystem design; design compromises and tradeoffs; definition of interfaces; review of hardware and software, including manufacturing and quality control; observation, review and evaluation of tests and test data; support of launch, flight test, and orbital operations; appraisal of the contractors’ technical performance through meetings with contractors and subcontractors, exchange and analysis of information on progress and problems; review of plans for future work; developing solutions to problems; technical alternatives for reduced program risk; providing comments and recommendations in writing to the DoD System Program Manager and/or Project Officer as an independent technical assessment for consideration for modifying the program or redirecting the contractor’s efforts; all to the extent necessary to assure timely and economical accomplishment of program objectives consistent with mission requirements.

(c) In the performance of this contract, the contractor agrees to cooperate with The Aerospace Corporation by responding to invitations from authorized personnel to attend meetings; by providing access to technical information and research, development planning data such as, but not limited to, design and development analyses; test data and results; equipment and process specifications; test and test equipment specifications and procedures, parts and quality control procedures, records and data; manufacturing and assembly procedures; and schedule and milestone data; all in their original form or reproduced form and including cost+ data; by delivering data as specified in the Contract Data Requirements List; by discussing technical matters relating to this program; by providing access to contractor facilities utilized in the performance of this contract; and by allowing observation of technical activities by appropriate Aerospace technical personnel. The Aerospace personnel engaged in general systems engineering and integration effort are authorized access to any technical information pertaining to this contract.

(d) The contractor further agrees to include in each subcontract a clause requiring compliance by subcontractor and succeeding levels of subcontractors with the response and access provisions of paragraph (c) above, subject to coordination with the contractor. This agreement does not relieve the contractor of its responsibility to manage the subcontracts effectively and efficiently nor is it intended to establish privity of contract between the Government or The Aerospace Corporation and such subcontractors.

(e) The Aerospace Corporation personnel are not authorized to direct the contractor in any manner. The contractor agrees to accept technical direction as follows:

(1) Technical direction under this contract will be given to the contractor solely by SMC.

SECTION H FA8819-05-C-0018

PART I - THE SCHEDULE

SECTION H - SPECIAL CONTRACT REQUIREMENTS

(2) Whenever it becomes necessary to modify the contract and redirect the effort, a Change Order signed by the Contracting Officer or a Supplemental Agreement signed by both the Contracting Officer and the Contractor will be issued.

(End of SCR)

SMC—H002 ENABLING CLAUSE BETWEEN PRIME CONTRACTORS AND SERVICE CONTRACTORS (SEP 2004)

(a) The Air Force has entered into contracts with Tecolote, AT&T Government Solutions, SAIC, Northrop Grumman Mission Systems, MITRE and Carnegie-Mellon for services to provide fiscal control support and technical, evaluation, and acquisition management support.

(b) Service tasks involve the application of a broad range of education, skills, knowledge, and experience in many disciplines in support of weapon system acquisition tasks. Tasks involve (insert applicable task detail).

(c) In the performance of this contract, the Contractor agrees to cooperate with Tecolote, AT&T Government Solutions, SAIC, Northrop Grumman Mission Systems, MITRE and Carnegie-Mellon by responding to invitations from authorized personnel to attend meetings; providing access to technical information and research, development and planning data, test data and results, schedule and milestone data, financial data including the Contractor’s cost/schedule management system/records and accounting system, all in original form or reproduced; discussing technical matters related to the program; providing access to Contractor facilities utilized in the performance of this contract; and allowing observation of technical activities by appropriate support Contractor technical personnel.

(d) The Contractor further agrees to include in each subcontract over $1 million or 10 percent of prime contract value, whichever is less, a clause requiring compliance by a subcontractor and succeeding levels of subcontractors with the response and access provisions of paragraph (c) above, subject to coordination with the Contractor. This agreement does not relieve the Contractor of responsibility to manage subcontracts effectively and efficiently, nor is it intended to establish privity of contracts between the Government or the service Contractor(s) and such subcontractors.

(e) Service Contractor personnel are not authorized to direct a Contractor in any manner.

(f) Service contracts contain an organizational conflict of interest clause that requires the service Contractors to protect the data and prohibits the service Contractors from using the data for any purpose other than that for which the data was presented.

(g) Neither the Contractor nor their subcontractors shall be required in the satisfaction of the requirements of this clause to perform any effort or supply any documentation not otherwise required by their contract or subcontract.

(End of SCR)

SMC—H003 ENABLING CLAUSE FOR TECHNICAL REVIEW (SEP 2004)

(a) This contract covers part of the Rapid Attack, Identification, and Detection Reporting System (RAIDRS) program which is under the general program management of SMC. The Air Force has entered into a contract with The Aerospace Corporation for the services of a technical group that will support the DoD program office by performing Technical Review tasks.

(b) Technical Review (TR) includes the process of appraising the technical performance of the contractor through meetings, exchanging information on progress and problems, reviewing reports, evaluating presentations, reviewing hardware and software, witnessing and evaluating tests, analyzing plans for future work, evaluating efforts relative to contract technical objectives, and providing comments and recommendations in writing to the Air Force Program Manager as an independent technical assessment

SECTION H FA8819-05-C-0018

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SECTION H - SPECIAL CONTRACT REQUIREMENTS

for consideration for modifying the program or redirecting the contractors’ efforts to assure timely and economical accomplishment of program objectives.

(c) In the performance of this contract, the contractor agrees to cooperate with The Aerospace Corporation by responding to invitations from authorized personnel to attend meetings; by providing access to technical information and research, development and planning data such as, but not limited to, design and development analyses; test data and results; equipment and process specifications; and test equipment specifications and procedures, parts and quality control procedures, records and data; manufacturing and assembly procedures; and schedule and milestone data, all in their original form or reproduced form and including cost+ data; by delivering data as specified in the Contract Data Requirements List; by discussing technical matters relating to this program; by providing access to contractor facilities utilized in the performance of this contract; and by allowing observation of technical activities by appropriate Aerospace technical personnel. The Aerospace personnel engaged in review efforts are authorized access to any technical information pertaining to the contract.

(d) The contractor further agrees to include in each subcontract a clause requiring compliance by the subcontractor and succeeding levels of subcontractors with the response and access provisions of paragraph (c) above, subject to coordination with the contractor. This agreement does not relieve the contractor of responsibility to manage the subcontracts effectively and efficiently nor is it intended to establish privity of contract between the Government or The Aerospace Corporation and such subcontractors.

(e) The Aerospace Corporation personnel are not authorized to direct the contractor in any manner. The contractor agrees to accept technical direction as follows:

(1) Technical direction under this contract will be given to the contractor solely by SMC.

(2) Whenever it becomes necessary to modify the contract and redirect the effort, a change order signed by the Contracting Officer or a Supplemental Agreement signed by both the Contracting Officer and the Contractor will be issued.

(End of SCR)

SMC—H008 TECHNOLOGY ESCROW (SEP 2004)

(a) Technology Escrow Account, for the purpose of this contract, shall be an account containing mission critical technology which is regarded as intellectual property listed in paragraph (c) requiring protection, in such cases warranting release as defined in paragraph (b) to the Government for the purpose of uninterrupted or mitigatable risk to technical support and maintenance of the Rapid Attack Identification, Detection and Reporting System (RAIDRS) Spiral 1. The contractor shall establish and maintain a technology escrow account where the Government shall be beneficiary and provided access and release of deposits under the conditions set forth in paragraph (b). For items not covered under another data rights clause, the Government shall have limited rights as defined under DFARS 252.227-7013 for technical data or DFARS 252.227-7014 for computer software.

(b) The Technology Escrow agreement established and maintained by the contractor shall provide for permanent release of deposited intellectual property stated in paragraph (c) to the Government should the contractor not provide technical support and/or maintenance due to any circumstances, including, but not limited to, the following:

(i) Contractor discontinues support

(ii) Contractor files for bankruptcy

(iii) Emergency or Disaster preventing ability to support

(c) The contractor shall deposit and shall be responsible for any third party (i.e., subcontractor) deposits of intellectual property for the mission critical technologies listed herein, from the contract award through the end of the contract, including all options, on a continual basis ensuring the most recent versions will be included should release to the Government be necessary. Items to be deposited should be source code, proprietary information, including, but not limited to, all essential updates needed for effective technical support and maintenance to the following mission critical technologies:

(i) Command and Control Node

SECTION H FA8819-05-C-0018

PART I - THE SCHEDULE

SECTION H - SPECIAL CONTRACT REQUIREMENTS

(ii) Interference Detection System

(iii) Geolocation System

(d) A copy of the technology escrow agreement shall be provided to the contracting officer for review and approval within (2) days prior to contract award and shall be prior to execution of the technology escrow agreement by the parties.

SMC—H009 DEFINITION OF LABOR HOUR (SEP 2004)

(a) A labor hour is hereby defined as a fully burdened prime hour of direct labor, including all labor, secretarial assistance, supplies and management reasonable pertaining or relating to sustaining or maintaining the personnel performing the engineering labor, all purchase parts, raw material, subcontracts, interdivisional transfers, travel, perdiem, consultants, and all other direct cost incurred to sustain or maintain the personnel performing the engineering labor consistent with Part 31 of the Federal Acquisition Regulation, the DoD FAR supplement, and the contractor’s usual accounting system.

SMC—H010 OPTION TO ACQUIRE HOURS FOR CLINS (400,401,402,500,501 AND 502) (SEP 2004)

(a) The Government shall have the unilateral right to acquire, on a cost-plus-award-fee basis, up to the number of hours for each calendar year specified in Table 1 - Direct Labor Hours.

(b) The Government’s exercise of such right for Option CLIN’s (0400, 0401, 0402, 0500, 0501 and 0502) shall be evidenced by the contracting officer’s issuance of a unilateral modification, citing this clause as authority and making appropriate changes to the contract. The Government shall notify the contractor 30 days in advance of the Option CLIN’s period of performance of its intent to exercise the option.

(c) The Government shall also have the unilateral right to increase the number of hours in Table 1 by 100% using the rates in Table 1.

(d) The award fee pool available for the contractor, for each award fee period, will be calculated by multiplying the number of prime hours delivered in the award fee period by the applicable hourly award fee rate in Table 1.

Table 1 - Direct Labor Hours

Option CLIN	400			401			402			500			501			502
Hours		[	***]		[	***]		[	***]		[	***]		[	***]		[	***]
Estimated Cost/Hr	$	[	***]	$	[	***]	$	[	***]	$	[	***]	$	[	***]	$	[	***]
Award Fee Pool/Hr	$	[	***]	$	[	***]	$	[	***]	$	[	***]	$	[	***]	$	[	***]

SMC—H011 SPECIAL STUDIES (APPLICABLE TO OPTION CLIN 0600) (OCT 2004)

(a) The Government shall have the right from time to time during the period of performance of this contract, to acquire special studies, in any increments of hours up to a total of 10,000 hours per year, or unilaterally increase the total hours by up to 100%. Prior to the issuance of a special study task under CLIN 0600, the Procuring Contracting Officer (PCO) shall request in writing, to the contractor, a Rough Order of Magnitude (ROM) hours of the cost for the contemplated task. The contractor shall submit the above ROM to the PCO within 30 days of the receipt of the Procuring Contracting Officer’s written request. The Government’s exercise of such right shall be evidenced by the Procuring Contracting Officer’s issuance of a unilateral modification directing the support within the general scope of the contract. The Statement of Work (SOW) for each study shall be incorporated into Attachment 2, Contractor’s Statement of Work. Each modification shall:

(1) Provide specific task description and direction regarding the study to be accomplished;

(2) Establish a period of performance for the study to be accomplished;

SECTION H FA8819-05-C-0018

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

PART I - THE SCHEDULE

SECTION H - SPECIAL CONTRACT REQUIREMENTS

(3) Establish the maximum number of labors hours, as defined in paragraph (d) of this clause, to be expended on the task;

(4) Make appropriate changes to SECTIONS B, E, F, and G.

(b) In no event shall the contractor exceed the hours, total estimated cost or period of performance authorized for each individual study without obtaining the prior written approval of the PCO.

(c) Acceptance of the completed task by the Government will be based on review of the Contractor’s documentation to ensure that the terms of the tasking have been fully implemented.

(d) The table below states the total hours available for each FY and the estimated cost/hour and fixed fee/hour for CLIN 0600. A labor hour is hereby defined as a fully burdened prime and/or 1st tier subcontractor hour of direct labor, including all labor, secretarial assistance, supplies and management reasonable pertaining or relating to sustaining or maintaining the personnel performing the engineering labor, all purchase parts, raw material, subcontracts, interdivisional transfers, travel, perdiem, consultants, and all other direct cost incurred to sustain or maintain the personnel performing the engineering labor consistent with Part 31 of the Federal Acquisition Regulation, the DoD FAR supplement, and the contractor’s usual accounting system. The Government may unilaterally increase the amount of hours by 100% for each fiscal year, at the rates listed below. Additional hours beyond those available by unilateral authorization shall be considered within the general scope of the contract, but shall be subject to bilateral agreement.

	FY05			FY06			FY07			FY08			FY09			FY10
BASE HOURS		10000			10000			10000			10000			10000			10000
EST COST/HR	$	[	***]	$	[	***]	$	[	***]	$	[	***]	$	[	***]	$	[	***]
FIXED FEE/HR	$	[	***]	$	[	***]	$	[	***]	$	[	***]	$	[	***]	$	[	***]
TOTAL/HR	$	[	***]	$	[	***]	$	[	***]	$	[	***]	$	[	***]	$	[	***]

SMC—H012 INTEGRATED MASTER PLAN INSTRUCTIONS (OCT 2004)

(a) The IMP identifies the necessary Events, Significant Accomplishments, and associated Accomplishment Criteria to meet the intent of the Statement of Objectives (SOO) and program requirements. As an event driven document, the IMP tracks program maturity and represents up-front planning and commitment, provides the basis for lower-tier planning, instills balanced design discipline, and provides a measure of progress in accomplishing RAIDRS sustainment and development objectives. This is a contractual document and can only be changed by mutual agreement of the Government and the contractor.

(b) The IMP shall identify and integrate the core activities and relate the processes necessary to accomplish program requirements. The IMP shall contain selected Narratives to correlate the required processes, tasks, and activities for the achievement of the Significant Accomplishments and Accomplishment Criteria. The schedule for completing IMP activities is the Integrated Master Schedule (IMS) and shall be listed in the CDRL. The IMP shall be a single plan for the entire core effort, including associate and/or major subcontractor activities. The SOO, IMP, IMS, CSOW, and CWBS shall be consistent with each other.

(c) Events are key decision points in the program. As decision points for continued activity, Events shall clearly define expected maturity at a specific point in the program. Events normally mark the initiation or conclusion of major program activity. Events shall be logically sequenced and may include demonstration milestones, major reviews, model and simulation results, or product deliveries, and other key decision points. The Contractor shall include definitions of each Event at the beginning of the IMP.

(d) Significant Accomplishments are completed prior to entering or exiting an Event. Significant Accomplishments shall provide sufficient Government insight into the process for achieving objectives of

SECTION H FA8819-05-C-0018

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED.

PART I - THE SCHEDULE

SECTION H - SPECIAL CONTRACT REQUIREMENTS

the RAIDRS Spiral 1 requirement. Significant Accomplishments shall be sequenced in a manner that ensures a logical path is maintained throughout the effort and tracks against Events. Within each Event, Significant Accomplishments are grouped to ensure the IMP correctly addresses the interrelationships among functional disciplines. One or more Accomplishment Criteria shall define each Significant Accomplishment. Significant Accomplishment may include, but not limited to:

(i) A desired result at a specified Event that defines system maturity.

(ii) A discrete step in a significant process.

(iii) A description of interrelationship between different functional disciplines.

(e) Accomplishment Criteria are definitive indicators of system maturity required to declare completion of a Significant Accomplishment. Accomplishment Criteria shall be tied to the completion of detailed tasks, shall be measurable, shall avoid the use of “percent completed,” and shall avoid citing completion of data reports rather than results of data reports. Accomplishment Criteria shall include the use of Technical Performance Measure and metrics to track detailed tasks in the IMS. Accomplishment Criteria may include, but not limited to:

(i) The completion of specific Detailed Tasks.

(ii) The confirmation of the value of significant technical parameters.

(iii) The completion of documents that provide results of in-process verification (successfully completed analysis or other testing activities).

(iv) The completion of critical activities required by the Contractor’s program plans/operating instructions.

(v) Government review and approval points.

(f) Narratives are concise summaries that relate key processes, tasks, and activities, using flow diagrams as necessary, to the tasks to be accomplished in conducting the program. The contractor shall identify the key processes associated with the IMP in the Narratives. Narratives will not include rationale for using particular processes. Narratives describe the relationship between processes, products, and functional support. Narratives shall include the objective of the process and list governing documents (industry, commercial, company, or military standard). The contract statement of work (CSOW) paragraphs references should be contained in the narrative.

(End of SCR)

SMC—H013 ENVIRONMENTAL ANALYSIS (OCT 2004)

Contractor will provide environmental analysis data as required to support, with sufficient time, required processes associated with the National Environmental Policy Act, Endangered Species Act, Marine Mammal Protection Act, Clean Air Act, Clean Water Act, Coastal Zone Management Act, and other applicable statutes and regulations. The Integrated Project Execution Plan will include major milestones for environmental compliance in the IMP/IMS.

(End of SCR)

SMC—H014 AWARD FEE (JAN 2005)

(a) The Award Fee Plan for this contract shall be Attachment 6, dated (date will be provided at contract award). Period 1 of the award fee schedule shall be contract award through 30 Sep 05. Each period thereafter shall be in 6 month periods, e.g., Period 2 shall be 1 Oct 05 through 31 Mar 06, etc.

(b) The available award fee pool for each period shall be in accordance with Attachment 6, Award Fee Plan and Attachment 10, B049 Options Tables.

(End of SCR)

SECTION H FA8819-05-C0018

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

Contract Clauses in this section are from the FAR, Defense FAR Sup, Air Force FAR Sup, and the Air Force Materiel Command FAR Sup, and are current through the following updates:

Database_Version: 6.3.x.300; Issued: 1/19/2005; FAR: FAC 2001-27; DFAR: DCN20050113; DL.: DL 98-021; Class Deviations: CD 2004o0001; AFFAR: 2002 Edition; AFMCFAR: AFMCAC 02-06; AFAC: AFAC 2004-1209; IPN: 98-009

I. NOTICE: The following contract clauses pertinent to this section are hereby incorporated by reference:

A. FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES

52.202-01	DEFINITIONS (JUL 2004)
52.203-03	GRATUITIES (APR 1984)
52.203-05	COVENANT AGAINST CONTINGENT FEES (APR 1984)
52.203-06	RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT (JUL 1995)
52.203-07	ANTI-KICKBACK PROCEDURES (JUL 1995)
52.203-08	CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)
52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)
52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS (JUN 2003)
52.204-02	SECURITY REQUIREMENTS (AUG 1996)
52.204-04	PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER (AUG 2000)
52.204-07	CENTRAL CONTRACTOR REGISTRATION (OCT 2003)
52.211-05	MATERIAL REQUIREMENTS (AUG 2000)
52.215-02	AUDIT AND RECORDS — NEGOTIATION (JUN 1999)
52.215-08	ORDER OF PRECEDENCE—UNIFORM CONTRACT FORMAT (OCT 1997)
52.215-11	PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA—MODIFICATIONS (OCT 1997)
52.215-13	SUBCONTRACTOR COST OR PRICING DATA—MODIFICATIONS (OCT 1997)
52.215-14	INTEGRITY OF UNIT PRICES (OCT 1997)
52.215-15	PENSION ADJUSTMENTS AND ASSET REVERSIONS (OCT 2004)
52.215-18	REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS (PRB) OTHER THAN PENSIONS (OCT 1997)
52.215-19	NOTIFICATION OF OWNERSHIP CHANGES (OCT 1997)
52.215-21	REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA—MODIFICATIONS (OCT 1997)
52.215-21

REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA—MODIFICATIONS (OCT 1997) - ALTERNATE III (OCT 1997)

Alt III, Para (c), Submit the cost portion of the proposal via the following electronic media: ‘CD-ROM or email as appropriate’

52.215-21

REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA—MODIFICATIONS (OCT 1997) - ALTERNATE IV (OCT 1997)

Alt IV, (a), Description of the information and the format that are required: ‘Contractor’s best practice—approved by the Contracting Officer’

52.216-07	ALLOWABLE COST AND PAYMENT (DEC 2002)
52.216-08	FIXED FEE (MAR 1997) Applies to Cost-Plus-Fixed-Fee CLINs only.
52.217-08	OPTION TO EXTEND SERVICES (NOV 1999) Period of time. ‘60 days of’

SECTION I FA8819-05-C -0018

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

52.217-09

OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 2000)

Para (a), Period of time ‘30 days of the period of performance’

Para (a), 60 or as appropriate ‘90’

Para (c), Number of Months/Years. ‘5 years and 6 months’

52.219-06	NOTICE OF TOTAL SMALL BUSINESS SET-ASIDE (JUN 2003)
52.219-14	LIMITATIONS ON SUBCONTRACTING (DEC 1996)
52.222-02	PAYMENT FOR OVERTIME PREMIUMS (JUL 1990) Para (a), Dollar amount is ‘$0.00’
52.222-19	CHILD LABOR—COOPERATION WITH AUTHORITIES AND REMEDIES (JUN 2004)
52.222-20	WALSH-HEALEY PUBLIC CONTRACTS ACT (DEC 1996)
52.222-21	PROHIBITION OF SEGREGATED FACILITIES (FEB 1999)
52.222-26	EQUAL OPPORTUNITY (APR 2002)
52.222-29	NOTIFICATION OF VISA DENIAL (JUN 2003)
52.222-35	EQUAL OPPORTUNITY FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)
52.222-36	AFFIRMATIVE ACTION FOR WORKERS WITH DISABILITIES (JUN 1998)
52.222-37	EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (DEC 2001)
52.223-05	POLLUTION PREVENTION AND RIGHT-TO-KNOW INFORMATION (AUG 2003)
52.223-06	DRUG-FREE WORKPLACE (MAY 2001)
52.223-14	TOXIC CHEMICAL RELEASE REPORTING (AUG 2003)
52.225-13	RESTRICTIONS ON CERTAIN FOREIGN PURCHASES (DEC 2003)
52.227-01	AUTHORIZATION AND CONSENT (JUL 1995) - ALTERNATE I (APR 1984)
52.227-02	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT (AUG 1996)
52.227-10	FILING OF PATENT APPLICATIONS — CLASSIFIED SUBJECT MATTER (APR 1984)
52.227-11	PATENT RIGHTS — RETENTION BY THE CONTRACTOR (SHORT FORM) (JUN 1997) Para (l), Communications: ‘Contact the Contracting Officer’
52.228-07	INSURANCE — LIABILITY TO THIRD PERSONS (MAR 1996)
52.232-20	LIMITATION OF COST (APR 1984)
52.232-22	LIMITATION OF FUNDS (APR 1984)
52.232-23	ASSIGNMENT OF CLAIMS (JAN 1986)
52.232-25	PROMPT PAYMENT (OCT 2003)
52.232-33	PAYMENT BY ELECTRONIC FUNDS TRANSFER—CENTRAL CONTRACTOR REGISTRATION (OCT 2003)
52.233-01	DISPUTES (JUL 2002)
52.233-03	PROTEST AFTER AWARD (AUG 1996) - ALTERNATE I (JUN 1985)
52.237-02	PROTECTION OF GOVERNMENT BUILDINGS, EQUIPMENT AND VEGETATION (APR 1984)
52.242-01	NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)
52.242-03	PENALTIES FOR UNALLOWABLE COSTS (MAY 2001)
52.242-04	CERTIFICATION OF FINAL INDIRECT COSTS (JAN 1997)
52.242-13	BANKRUPTCY (JUL 1995)
52.243-02	CHANGES — COST-REIMBURSEMENT (AUG 1987) - ALTERNATE II (APR 1984)
52.243-02	CHANGES — COST-REIMBURSEMENT (AUG 1987) - ALTERNATE V (APR 1984)
52.243-06	CHANGE ORDER ACCOUNTING (APR 1984)
52.243-07	NOTIFICATION OF CHANGES (APR 1984) Para (b), Number of calendar days is (insert 30 for RDSS/C) ‘5’ Para (d), Number of calendar days is (insert 30 for RDSS/C) ‘30’
52.244-02

SUBCONTRACTS (AUG 1998) - ALTERNATE I (AUG 1998)

Para (e), Contractor shall obtain the Contracting Officer’s written consent before placing the following subcontracts: ‘Any subcontracts with any foreign supplier’

Para (k), Insert subcontracts which were evaluated during negotiations: ‘**To be inserted by Contracting Officer at time of award’

52.244-05	COMPETITION IN SUBCONTRACTING (DEC 1996)

SECTION I FA8819-05-C-0018

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

52.245-05	GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAL, OR LABOR-HOUR CONTRACTS) (DEVIATION) (MAY 2004)
52.246-24	LIMITATION OF LIABILITY — HIGH-VALUE ITEMS (FEB 1997)
52.246-25	LIMITATION OF LIABILITY — SERVICES (FEB 1997)
52.247-63	PREFERENCE FOR U.S.-FLAG AIR CARRIERS (JUN 2003)
52.247-67	SUBMISSION OF COMMERCIAL TRANSPORTATION BILLS TO THE GENERAL SERVICES ADMINISTRATION FOR AUDIT (JUN 1997)
52.249-06	TERMINATION (COST-REIMBURSEMENT) (MAY 2004)
52.249-14	EXCUSABLE DELAYS (APR 1984)
52.253-01	COMPUTER GENERATED FORMS (JAN 1991)

B. DEFENSE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

252.203-7001	PROHIBITION ON PERSONS CONVICTED OF FRAUD OR OTHER DEFENSE-CONTRACT-RELATED FELONIES (MAR 1999)
252.203-7002	DISPLAY OF DOD HOTLINE POSTER (DEC 1991)
252.204-7000	DISCLOSURE OF INFORMATION (DEC 1991)
252.204-7002	PAYMENT FOR SUBLINE ITEMS NOT SEPARATELY PRICED (DEC 1991)
252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT (APR 1992)
252.204-7004	ALTERNATE A TO FAR 52.204-7, CENTRAL CONTRACTOR REGISTRATION (NOV 2003)
252.204-7005	ORAL ATTESTATION OF SECURITY RESPONSIBILITIES (NOV 2001)
252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY (MAR 1998)
252.211-7003	ITEM IDENTIFICATION AND VALUATION (JAN 2004)
Para (c)(1)(ii). List of Contract Line, Subline, or Exhibit Line Item Nr and Item Description. ‘“To be inserted by offeror - insert n/a if not applicable.”’
Para (c)(1)(iii). Exhibit Nr. or N/A. ‘A’
Para (c)(1)(iii). CDRL Item Nr. or N/A. ‘See Exhibit A’
252.215-7000	PRICING ADJUSTMENTS (DEC 1991)
252.215-7002	COST ESTIMATING SYSTEM REQUIREMENTS (OCT 1998)
252.222-7002	COMPLIANCE WITH LOCAL LABOR LAWS (OVERSEAS) (JUN 1997)
252.223-7004	DRUG-FREE WORK FORCE (SEP 1988)
252.223-7006	PROHIBITION ON STORAGE AND DISPOSAL OF TOXIC AND HAZARDOUS MATERIALS (APR 1993)
252.225-7002	QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS (APR 2003)
252.225-7004	REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES (APR 2003)
252.225-7005	IDENTIFICATION OF EXPENDITURES IN THE UNITED STATES (APR 2002)
252.225-7012	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES (JUN 2004)
252.225-7014	PREFERENCE FOR DOMESTIC SPECIALTY METALS (APR 2003)
252.225-7016	RESTRICTION ON ACQUISITION OF BALL AND ROLLER BEARINGS (MAY 2004)
252.225-7031	SECONDARY ARAB BOYCOTT OF ISRAEL (APR 2003)
252.225-7041	CORRESPONDENCE IN ENGLISH (JUN 1997)
252.225-7042	AUTHORIZATION TO PERFORM (APR 2003)
252.225-7043

ANTITERRORISM/FORCE PROTECTION POLICY FOR DEFENSE CONTRACTORS OUTSIDE THE UNITED STATES (JUN 1998)

Information and guidance pertaining to DoD antiterrorism/force protection can be obtained from: ‘HQ AFSFC/SFPA; telephone, DSN 945-7035/36 or commercial (210) 925-7035/36’

252.226-7001	UTILIZATION OF INDIAN ORGANIZATIONS, INDIAN-OWNED ECONOMIC ENTERPRISES, AND NATIVE HAWAIIAN SMALL BUSINESS CONCERNS (OCT 2003)
252.227-7013	RIGHTS IN TECHNICAL DATA—NONCOMMERCIAL ITEMS (NOV 1995)
252.227-7014	RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION (JUN 1995)

SECTION I FA8819-05-C-0018

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

252.227-7014	RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION (JUN 1995) - ALTERNATE I (JUN 1995)
252.227-7015	TECHNICAL DATA—COMMERCIAL ITEMS (NOV 1995)
252.227-7016	RIGHTS IN BID OR PROPOSAL INFORMATION (JUN 1995)
252.227-7019	VALIDATION OF ASSERTED RESTRICTIONS—COMPUTER SOFTWARE (JUN 1995)
252.227-7020	RIGHTS IN SPECIAL WORKS (JUN 1995)
252.227-7023	DRAWINGS AND OTHER DATA TO BECOME PROPERTY OF GOVERNMENT (MAR 1979)
252.227-7025	LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT-FURNISHED INFORMATION MARKED WITH RESTRICTIVE LEGENDS (JUN 1995)
252.227-7030	TECHNICAL DATA—WITHHOLDING OF PAYMENT (MAR 2000)
252.227-7032	RIGHTS IN TECHNICAL DATA AND COMPUTER SOFTWARE (FOREIGN) (JUN 1975)
252.227-7034	PATENTS—SUBCONTRACTS (APR 1984)
252.227-7037	VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA (SEP 1999)
252.227-7039	PATENTS—REPORTING OF SUBJECT INVENTIONS (APR 1990)
252.229-7001	TAX RELIEF (JUN 1997)
252.231-7000	SUPPLEMENTAL COST PRINCIPLES (DEC 1991)
252.232-7003	ELECTRONIC SUBMISSION OF PAYMENT REQUESTS (JAN 2004)
252.232-7008	ASSIGNMENT OF CLAIMS (OVERSEAS) (JUN 1997)
252.234-7001	EARNED VALUE MANAGEMENT SYSTEM (MAR 1998) Para (f), Subcontractors selected for application of EVMS: ‘** Contracting officer shall insert at time of award.’
252.235-7010

ACKNOWLEDGMENT OF SUPPORT AND DISCLAIMER (MAY 1995)

Para (a), name of contracting agency(ies): ‘United States Air Force’

Para (a), contract number(s): ‘FA8819-05-C-0018’

Para (b), name of contracting agency(ies): ‘United States Air Force’

252.242-7000	POSTAWARD CONFERENCE (DEC 1991)
252.242-7005	COST/SCHEDULE STATUS REPORT (MAR 1998)
252.243-7002	REQUESTS FOR EQUITABLE ADJUSTMENT (MAR 1998)
252.244-7000	SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (DOD CONTRACTS) (MAR 2000)
252.245-7001	REPORTS OF GOVERNMENT PROPERTY (MAY 1994)
252.247-7023	TRANSPORTATION OF SUPPLIES BY SEA (MAY 2002)

C. AIR FORCE FEDERAL ACQUISITION REGULATION SUPPLEMENT CONTRACT CLAUSES

5352.204-9000	NOTIFICATION OF GOVERNMENT SECURITY ACTIVITY AND VISITOR GROUP SECURITY AGREEMENTS (APR 2003)
5352.223-9000	ELIMINATION OF USE OF CLASS I OZONE DEPLETING SUBSTANCES (ODS) (APR 2003)
Para (c), List of Class I ODSs. ‘N/A’
5352.223-9001	HEALTH AND SAFETY ON GOVERNMENT INSTALLATIONS (JUN 1997)

II. NOTICE: The following contract clauses pertinent to this section are hereby incorporated in full text:

FEDERAL ACQUISITION REGULATION CONTRACT CLAUSES IN FULL TEXT

52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): http://farsite.hill.af.mil/

SECTION I FA8819-05-C-0018

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

52.252-06 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the date of the clause.

(b) The use in this solicitation or contract of any Defense Federal Acquisition Regulation Supplement (48 CFR Chapter 2) clause with an authorized deviation is indicated by the addition of “(DEVIATION)” after the name of the regulation.

SECTION I FA8819-05-C-0018

PART III - LIST OF DOCUMENTS, EXHIBIT & ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

DOCUMENT	PGS	DATE	TITLE
EXHIBIT A	48	11 JAN 2004	CONTRACT DATA REQUIREMENTS LIST

EXHIBIT B	5	22 OCT 2004	CONTRACT DATA REQUIREMENTS LIST

ATTACHMENT 1	11	11 JAN 2005	STATEMENT OF OBJECTIVES

ATTACHMENT 2	36	27 JAN 2005	CONTRACTOR’S STATEMENT OF WORK

ATTACHMENT 3	0	21 OCT 2004	TECHNICAL REQUIREMENTS DOCUMENT, INCLUDING TRD TABLE 3.7.1-1, DATED 24 Nov 2004.

ATTACHMENT 4	77	27 JAN 2005	INTEGRATED MASTER PLAN

ATTACHMENT 5	7	11 JAN 2005	DD 254 CONTRACT SECURITY CLASSIFICATION

ATTACHMENT 6	17	26 JAN 2005	AWARD FEE PLAN

ATTACHMENT 7	3	27 JAN 2005	IDENTIFICATION AND ASSERTION OF RESTRICTIONS ON GOVERNMENT USE, RELEASE, OR DISCLOSURE OF TECHNICAL DATA OR COMPUTER SOFTWARE

ATTACHMENT 8	26	27 JAN 2005	CONTRACT WORK BREAKDOWN STRUCTURE

ATTACHMENT 9	2	22 OCT 2004	GOVERNMENT FURNISHED PROPERTY

ATTACHMENT 10	2	27 JAN 2005	B049 OPTIONS TABLE

SECTION J FA8819-05-C-0018